UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) September 15, 2023

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 West Jefferson Blvd, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock voting, $0.0025 par value	STLD	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2023, the Board of Directors of Steel Dynamics, Inc. (the “Company”) appointed Jennifer L. Hamann, age 56, as a new independent director, with a term ending May 2024 coinciding with the Company’s regularly held Annual Meeting of Stockholders. She will also participate as a member of the Company’s Audit Committee.

From 2020 through present, Ms. Hamann has served as the executive vice president and chief financial officer of Union Pacific Corporation (“Union Pacific”). For many years, the Company has sold rail to Union Pacific and purchased transportation services from Union Pacific. In 2022, Union Pacific paid the Company approximately $19 million for rail purchases and the Company paid Union Pacific approximately $42 million for transportation services. These transactions were made on market terms and accounted for less than ½% of each Company’s revenues.

Ms. Hamann will receive pro rata compensation in accordance with the Company’s standard compensation arrangements for non-employee directors, which are described in the Company’s proxy statement filed March 30, 2023 under the heading “Director Compensation.”

Item 8.01. Other Events.

On September 15, 2023, Steel Dynamics, Inc. issued a press release titled “Steel Dynamics Appoints Jennifer Hamann to the Company’s Board of Directors.”  A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is filed with this report:

Exhibit Number	Description

99.1	A press release dated September 15, 2023, titled “Steel Dynamics Appoints Jennifer Hamann to the Company’s Board of Directors.”

104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/Theresa E. Wagler
Date: September 15, 2023	By:	Theresa E. Wagler
	Title:	Executive Vice President and Chief Financial Officer